FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
Second Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	June 30, 2016	December 31, 2015
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2016 - $6,443,993; 2015 - $6,379,919)	$7,066,458	$6,637,776
Equity securities - available for sale, at fair value (cost: 2016 - $132,006; 2015 - $116,336)	139,473	121,667
Mortgage loans	763,427	744,303
Real estate	1,955	1,955
Policy loans	187,439	185,784
Short-term investments	22,557	28,251
Other investments	6,323	3,017
Total investments	8,187,632	7,722,753

Cash and cash equivalents	125,545	29,490
Securities and indebtedness of related parties	132,367	134,570
Accrued investment income	77,048	78,274
Amounts receivable from affiliates	5,452	2,834
Reinsurance recoverable	105,778	103,898
Deferred acquisition costs	219,626	335,783
Value of insurance in force acquired	19,724	20,913
Current income taxes recoverable	—	2,421
Other assets	83,579	75,811
Assets held in separate accounts	603,706	625,257

Total assets	$9,560,457	$9,132,004

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	June 30, 2016	December 31, 2015
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$4,950,857	$4,764,159
Traditional life insurance and accident and health products	1,669,990	1,637,322
Other policy claims and benefits	34,163	44,157
Supplementary contracts without life contingencies	335,898	339,929
Advance premiums and other deposits	254,931	254,276
Amounts payable to affiliates	678	575
Short-term debt payable to non-affiliates	—	15,000
Long-term debt payable to non-affiliates	97,000	97,000
Current income taxes	6,152	—
Deferred income taxes	224,074	135,063
Other liabilities	105,500	84,792
Liabilities related to separate accounts	603,706	625,257
Total liabilities	8,282,949	7,997,530

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,849,262 in 2016 and 24,796,763 shares in 2015	151,499	149,248
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2016 and 2015	72	72
Accumulated other comprehensive income	276,122	114,532
Retained earnings	846,752	867,574
Total FBL Financial Group, Inc. stockholders' equity	1,277,445	1,134,426
Noncontrolling interest	63	48
Total stockholders' equity	1,277,508	1,134,474
Total liabilities and stockholders' equity	$9,560,457	$9,132,004

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended June 30,		Six months ended June 30,
	2016	2015	2016	2015
Revenues:
Interest sensitive product charges	$29,027	$28,273	$57,138	$56,394
Traditional life insurance premiums	49,605	48,891	99,743	96,039
Net investment income	100,722	97,489	199,107	196,262
Net realized capital gains (losses) on sales of investments	(2,269)	7,968	(679)	7,602

Total other-than-temporary impairment losses	(25)	(160)	(3,744)	(160)
Non-credit portion in other comprehensive income	—	—	1,522	—
Net impairment losses recognized in earnings	(25)	(160)	(2,222)	(160)
Other income	4,225	4,284	7,864	8,554
Total revenues	181,285	186,745	360,951	364,691

Benefits and expenses:
Interest sensitive product benefits	58,559	53,373	112,978	109,181
Traditional life insurance benefits	43,369	44,654	87,938	90,363
Policyholder dividends	2,515	2,956	5,555	5,917
Underwriting, acquisition and insurance expenses	38,938	35,818	76,652	71,359
Interest expense	1,213	1,212	2,425	2,424
Other expenses	4,435	4,618	8,793	9,148
Total benefits and expenses	149,029	142,631	294,341	288,392
	32,256	44,114	66,610	76,299
Income taxes	(10,477)	(14,153)	(21,546)	(24,537)
Equity income, net of related income taxes	2,613	2,402	5,265	4,171
Net income	24,392	32,363	50,329	55,933
Net loss (income) attributable to noncontrolling interest	(12)	9	(3)	30
Net income attributable to FBL Financial Group, Inc.	$24,380	$32,372	$50,326	$55,963

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$114,584	$(83,255)	$211,916	$(30,246)

Earnings per common share	$0.97	$1.30	$2.01	$2.24
Earnings per common share - assuming dilution	$0.97	$1.29	$2.01	$2.23

Cash dividends per common share	$0.42	$0.40	$0.84	$0.80
Special cash dividend per common share	$—	$—	$2.00	$2.00

FBL Financial Group, Inc.
Consolidated Statements of Operating Income
(Dollars in thousands, except per share data)

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Operating revenues:
Interest sensitive product charges	$28,270	$29,861	$28,339	$28,111	$28,994
Traditional life insurance premiums	48,891	46,719	48,198	50,138	49,605
Net investment income	98,218	98,253	98,434	97,318	99,137
Other income	4,284	3,543	3,534	3,639	4,225
Total operating revenues	179,663	178,376	178,505	179,206	181,961

Benefits and expenses:
Interest sensitive product benefits	53,573	55,516	55,105	53,253	57,035
Traditional life insurance benefits	44,653	41,604	44,178	44,565	43,394
Policyholder dividends	2,956	2,885	3,026	3,040	2,515
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,348	5,243	5,532	5,797	5,683
Amortization of deferred acquisition costs	8,609	9,504	8,767	9,550	11,352
Amortization of value of insurance in force acquired	594	667	585	552	749
Other underwriting expenses	21,012	21,108	21,100	21,952	21,334
Total underwriting, acquisition and insurance expenses	35,563	36,522	35,984	37,851	39,118
Interest expense	1,212	1,213	1,213	1,212	1,213
Other expenses	4,618	4,277	4,082	4,358	4,435
Total benefits and expenses	142,575	142,017	143,588	144,279	147,710
	37,088	36,359	34,917	34,927	34,251
Income taxes	(11,694)	(11,855)	(11,529)	(11,270)	(11,176)
Net loss (income) attributable to noncontrolling interest	9	19	5	9	(12)
Equity income, net of related income taxes	2,402	2,761	2,591	2,652	2,613
Operating income	27,805	27,284	25,984	26,318	25,676

Realized gains/losses on investments, net of offsets	4,975	(307)	4,077	(397)	(1,147)
Change in net unrealized gains/losses on derivatives, net of offsets	(408)	(318)	844	25	(149)
Net income attributable to FBL Financial Group, Inc.	$32,372	$26,659	$30,905	$25,946	$24,380

Operating income per common share - assuming dilution	$1.11	$1.09	$1.04	$1.05	$1.02
Earnings per common share - assuming dilution	$1.29	$1.06	$1.23	$1.04	$0.97

Weighted average common shares outstanding (in thousands):
Basic	24,951	24,923	24,921	24,950	24,988
Effect of dilutive securities	88	80	75	58	42
Diluted	25,039	25,003	24,996	25,008	25,030

Operating return on equity, excluding AOCI - last twelve months	11.3%	10.9%	10.6%	10.9%	10.6%
Operating return on equity, including AOCI - last twelve months	9.0%	8.9%	8.8%	9.1%	8.9%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income

Quarter Ended June 30, 2016	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$932	$16,637	$11,425	$28,994
Traditional life insurance premiums	—	49,605	—	49,605
Net investment income	53,022	38,570	7,545	99,137
Other income	—	(88)	4,313	4,225
Total operating revenues	53,954	104,724	23,283	181,961

Benefits and expenses:
Interest sensitive product benefits	27,591	20,299	9,145	57,035
Traditional life insurance benefits	—	43,394	—	43,394
Policyholder dividends	—	2,515	—	2,515
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	523	4,338	822	5,683
Amortization of deferred policy acquisition costs	3,905	4,878	2,569	11,352
Amortization of value of insurance in force acquired	372	377	—	749
Other underwriting expenses	5,215	14,450	1,669	21,334
Total underwriting, acquisition and insurance expenses	10,015	24,043	5,060	39,118
Interest expense	—	—	1,213	1,213
Other expenses	—	—	4,435	4,435
Total benefits and expenses	37,606	90,251	19,853	147,710
	16,348	14,473	3,430	34,251
Net income attributable to noncontrolling interest	—	—	(12)	(12)
Equity loss, before tax	—	—	(1,446)	(1,446)
Pre-tax operating income	$16,348	$14,473	$1,972	$32,793

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (Continued)

Quarter Ended June 30, 2015	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$655	$16,017	$11,598	$28,270
Traditional life insurance premiums	—	48,891	—	48,891
Net investment income	52,809	37,637	7,772	98,218
Other income	—	(89)	4,373	4,284
Total operating revenues	53,464	102,456	23,743	179,663

Benefits and expenses:
Interest sensitive product benefits	28,162	18,184	7,227	53,573
Traditional life insurance benefits	—	44,653	—	44,653
Policyholder dividends	—	2,956	—	2,956
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	435	4,123	790	5,348
Amortization of deferred acquisition costs	2,751	4,049	1,809	8,609
Amortization of value of insurance in force acquired	250	344	—	594
Other underwriting expenses	5,035	14,503	1,474	21,012
Total underwriting, acquisition and insurance expenses	8,471	23,019	4,073	35,563
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,618	4,618
Total benefits and expenses	36,633	88,812	17,130	142,575
	16,831	13,644	6,613	37,088
Net loss attributable to noncontrolling interest	—	—	9	9
Equity loss, before tax	—	—	(1,671)	(1,671)
Pre-tax operating income	$16,831	$13,644	$4,951	$35,426

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Annuity Segment

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$655	$542	$714	$942	$932
Net investment income	52,809	52,873	52,068	51,237	53,022
Total operating revenues	53,464	53,415	52,782	52,179	53,954

Benefits and expenses:
Interest sensitive product benefits	28,162	26,490	28,251	26,486	27,591
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	435	441	452	570	523
Amortization of deferred acquisition costs	2,751	1,477	2,701	2,338	3,905
Amortization of value of insurance in force acquired	250	288	206	175	372
Other underwriting expenses	5,035	4,957	4,903	5,462	5,215
Total underwriting, acquisition and insurance expenses	8,471	7,163	8,262	8,545	10,015
Total benefits and expenses	36,633	33,653	36,513	35,031	37,606
Pre-tax operating income	$16,831	$19,762	$16,269	$17,148	$16,348

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$3,990,319	$4,042,178	$4,075,702	$4,087,708	$4,146,239
Deferred acquisition costs	83,156	85,271	85,819	87,245	87,405
Value of insurance in force acquired	5,585	5,299	5,088	4,917	4,544

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,485,448	$3,516,729	$3,550,364	$3,586,694	$3,704,266
Other insurance reserves	373,611	373,950	370,326	373,341	368,083
Allocated equity, excluding AOCI	258,557	260,675	262,686	249,482	256,558

Other data:
Number of direct contracts	52,652	52,999	53,319	53,253	53,455

Portfolio yield net of assumed defaults	4.90%	4.87%	4.84%	4.79%	4.79%
Credited rate	2.80	2.79	2.79	2.78	2.76
Spread on individual annuities at end of quarter (1)	2.10%	2.08%	2.05%	2.01%	2.03%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,641,380	$2,667,088	$2,729,891	$2,787,002	$2,827,976
Deposits	67,730	97,494	88,090	83,578	96,890
Withdrawals, surrenders and death benefits	(45,482)	(38,006)	(37,526)	(46,077)	(38,190)
Net flows	22,248	59,488	50,564	37,501	58,700

Policyholder interest	18,799	18,088	19,248	17,898	18,356
Annuitizations and other	(15,339)	(14,773)	(12,701)	(14,425)	(9,233)
Balance, end of period	2,667,088	2,729,891	2,787,002	2,827,976	2,895,799
Other interest sensitive reserves	818,360	786,838	763,362	758,718	808,467
Total interest sensitive product reserves	$3,485,448	$3,516,729	$3,550,364	$3,586,694	$3,704,266

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$16,017	$16,998	$16,628	$15,773	$16,637
Traditional life insurance premiums	48,891	46,719	48,198	50,138	49,605
Net investment income	37,637	37,743	38,306	37,754	38,570
Other income	(89)	(29)	(63)	(62)	(88)
Total operating revenues	102,456	101,431	103,069	103,603	104,724

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,065	8,692	8,309	8,266	8,130
Death benefits and other	10,119	10,856	10,576	8,803	12,169
Total interest sensitive product benefits	18,184	19,548	18,885	17,069	20,299
Traditional life insurance benefits:
Death benefits	21,054	21,768	20,489	21,123	20,019
Surrender and other benefits	7,044	7,242	7,018	8,641	8,215
Increase in traditional life future policy benefits	16,555	12,594	16,671	14,801	15,160
Total traditional life insurance benefits	44,653	41,604	44,178	44,565	43,394
Policyholder dividends	2,956	2,885	3,026	3,040	2,515
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,123	4,065	4,339	4,470	4,338
Amortization of deferred acquisition costs	4,049	147	6,202	5,224	4,878
Amortization of value of insurance in force acquired	344	379	379	377	377
Other underwriting expenses	14,503	14,448	14,698	14,787	14,450
Total underwriting, acquisition and insurance expenses	23,019	19,039	25,618	24,858	24,043
Total benefits and expenses	88,812	83,076	91,707	89,532	90,251
Pre-tax operating income	$13,644	$18,355	$11,362	$14,071	$14,473

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,680,504	$2,727,032	$2,756,265	$2,778,449	$2,800,935
Deferred acquisition costs	238,647	245,016	248,333	249,640	252,481
Value of insurance in force acquired	19,669	19,291	18,912	18,535	18,158

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$844,306	$850,808	$859,582	$865,923	$875,067
Other insurance reserves	1,788,634	1,797,249	1,818,245	1,833,601	1,846,163
Allocated equity, excluding AOCI	325,051	327,310	332,956	369,480	372,927

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Life Insurance Segment (Continued)

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,835	364,194	365,029	364,708	364,413
Number of direct policies - universal life	62,082	62,045	62,661	62,932	63,321
Direct face amounts - traditional life	$46,641,997	$46,960,976	$47,490,316	$47,869,724	$48,244,884
Direct face amounts - universal life	$6,535,614	$6,515,708	$6,616,049	$6,525,769	$6,751,098

Portfolio yield net of assumed defaults	5.25%	5.22%	5.21%	5.21%	5.23%
Credited rate	3.82	3.81	3.81	3.82	3.76
Spread on universal life at end of quarter (2)	1.43%	1.41%	1.40%	1.39%	1.47%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$834,736	$844,306	$850,808	$859,582	$865,923
Deposits	24,413	22,828	22,955	22,026	22,158
Withdrawals and surrenders	(6,170)	(7,868)	(5,136)	(6,738)	(7,277)
Net flows	18,243	14,960	17,819	15,288	14,881

Policyholder interest	7,365	7,794	7,605	7,523	7,420
Policy charges	(16,544)	(16,647)	(16,840)	(16,900)	(17,121)
Benefits and other	506	395	190	430	3,964
Balance, end of period	$844,306	$850,808	$859,582	$865,923	$875,067

(1)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(2)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income
Corporate and Other

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Pre-tax Operating Income (Loss)		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$11,598	$12,321	$10,997	$11,396	$11,425
Net investment income	7,772	7,637	8,060	8,327	7,545
Other income	4,373	3,572	3,597	3,701	4,313
Total operating revenues	23,743	23,530	22,654	23,424	23,283

Benefits and expenses:
Interest sensitive product benefits	7,227	9,478	7,969	9,698	9,145
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	790	737	741	757	822
Amortization of deferred acquisition costs	1,809	7,880	(136)	1,988	2,569
Other underwriting expenses	1,474	1,703	1,499	1,703	1,669
Total underwriting, acquisition and insurance expenses	4,073	10,320	2,104	4,448	5,060
Interest expense	1,212	1,213	1,213	1,212	1,213
Other expenses	4,618	4,277	4,082	4,358	4,435
Total benefits and expenses	17,130	25,288	15,368	19,716	19,853
	6,613	(1,758)	7,286	3,708	3,430
Net loss (income) attributable to noncontrolling interest	9	19	5	9	(12)
Equity loss, before tax	(1,671)	(1,035)	(1,296)	(1,228)	(1,446)
Pre-tax operating income (loss)	$4,951	$(2,774)	$5,995	$2,489	$1,972

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$590,971	$581,838	$627,598	$605,772	$610,526
Deferred acquisition costs	82,450	74,943	75,366	73,510	70,815
Separate account assets	676,045	617,172	625,257	607,739	603,706

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$341,076	$345,069	$346,177	$349,718	$354,952
Other insurance reserves	94,455	97,130	94,411	96,202	95,241
Separate account liabilities	676,045	617,172	625,257	607,739	603,706
Allocated equity, excluding AOCI	397,652	406,733	421,252	365,230	368,838

Rollforward of separate account balances:
Beginning separate account balance	$688,194	$676,045	$617,172	$625,257	$607,739
Net premiums	7,218	3,455	5,808	4,629	3,275
Net investment income (loss)	(1,088)	(45,356)	19,291	(3,421)	9,951
Charges, benefits and surrenders	(18,279)	(16,972)	(17,014)	(18,726)	(17,259)
Ending separate account balance	$676,045	$617,172	$625,257	$607,739	$603,706

Other data:
Number of direct contracts - variable annuity	11,771	11,455	11,292	11,098	10,948
Number of direct policies - variable universal life	41,653	41,148	40,693	40,204	39,736
Direct face amounts - variable universal life	$5,166,219	$5,089,925	$5,030,731	$4,962,001	$4,901,960

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
		(Dollars in thousands)
Annuity
Balance - beginning of period	$83,295	$83,156	$85,271	$85,819	$87,245
Capitalization:
Commissions	2,660	3,132	2,917	3,046	3,458
Expenses	239	248	327	234	294
Deferral of sales inducements	42	132	257	326	398
Total capitalization	2,941	3,512	3,501	3,606	4,150
Amortization - operating basis, before impact of unlocking	(2,761)	(2,909)	(2,722)	(2,373)	(2,740)
Amortization - unlocking, operating basis	—	1,419	—	—	(1,218)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(319)	93	(231)	193	(32)
Balance - end of period	$83,156	$85,271	$85,819	$87,245	$87,405

Life Insurance
Balance - beginning of period	$235,395	$238,647	$245,016	$248,333	$249,640
Capitalization:
Commissions	4,923	4,392	6,786	4,236	4,844
Expenses	2,275	2,077	2,340	2,267	2,277
Deferral of sales inducements	263	125	585	279	250
Total capitalization	7,461	6,594	9,711	6,782	7,371
Amortization - operating basis, before impact of unlocking	(4,180)	(4,637)	(4,566)	(5,411)	(4,793)
Amortization - unlocking, operating basis	—	4,400	(1,833)	—	(271)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(29)	12	5	(64)	534
Balance - end of period	$238,647	$245,016	$248,333	$249,640	$252,481

Corporate and Other
Balance - beginning of period	$83,937	$82,450	$74,943	$75,366	$73,510
Capitalization:
Commissions	242	139	156	158	186
Deferral of sales inducements	7	1	19	6	4
Total capitalization	249	140	175	164	190
Amortization - operating basis, before impact of unlocking	(1,833)	(3,513)	(1,051)	(2,023)	(1,535)
Amortization - unlocking, operating basis	—	(4,375)	1,220	—	(1,050)
Amortization - realized gains on investments and unrealized gains on derivatives	97	241	79	3	(300)
Balance - end of period	$82,450	$74,943	$75,366	$73,510	$70,815

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
		(Dollars in thousands)
Total
Balance - beginning of period	$402,627	$404,253	$405,230	$409,518	$410,395
Capitalization:
Commissions	7,825	7,663	9,859	7,440	8,488
Expenses	2,514	2,325	2,667	2,501	2,571
Deferral of sales inducements	312	258	861	611	652
Total capitalization	10,651	10,246	13,387	10,552	11,711
Amortization - operating basis, before impact of unlocking	(8,774)	(11,059)	(8,339)	(9,807)	(9,068)
Amortization - unlocking, operating basis	—	1,444	(613)	—	(2,539)
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(251)	346	(147)	132	202
Balance - end of period	404,253	405,230	409,518	410,395	410,701
Impact of realized/unrealized losses in AOCI	(111,878)	(112,780)	(73,735)	(123,606)	(191,075)
Deferred acquisition costs	$292,375	$292,450	$335,783	$286,789	$219,626

FBL Financial Group, Inc.
Collected Premiums

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$21,630	$55,743	$39,462	$26,903	$37,574
Renewal	26,084	19,868	22,628	27,583	23,096
Total fixed rate	47,714	75,611	62,090	54,486	60,670
Index annuity	20,583	22,351	26,005	29,137	36,716
Total individual	68,297	97,962	88,095	83,623	97,386
Group	1,727	4,009	1,467	2,052	3,061
Total Annuity	70,024	101,971	89,562	85,675	100,447

Life Insurance
Direct:
Universal life:
First year	6,486	6,377	5,498	3,385	3,971
Renewal	17,350	15,632	17,166	18,155	17,828
Total universal life	23,836	22,009	22,664	21,540	21,799
Participating whole life:
First year	3,533	3,726	4,161	5,171	3,789
Renewal	24,783	22,964	24,524	25,096	24,983
Total participating whole life	28,316	26,690	28,685	30,267	28,772
Term life and other:
First year	2,980	2,827	2,737	2,670	2,515
Renewal	22,732	22,607	23,517	24,451	24,261
Total term life and other	25,712	25,434	26,254	27,121	26,776
Total direct life insurance	77,864	74,133	77,603	78,928	77,347
Reinsurance	(6,777)	(5,974)	(7,061)	(7,215)	(7,136)
Total Life Insurance	71,087	68,159	70,542	71,713	70,211

Corporate and Other
Variable, net of reinsurance	16,959	13,838	14,424	15,680	16,218
Accident and health, net of reinsurance	34	38	216	130	38
Total Corporate and Other	16,993	13,876	14,640	15,810	16,256

Total collected premiums	$158,104	$184,006	$174,744	$173,198	$186,914

FBL Financial Group, Inc.
Other Information

	June 30,	September 30,	December 31,	March 31,	June 30,
	2015	2015	2015	2016	2016
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$—	$—	$15,000	$—	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	97,000	97,000	112,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	981,260	994,718	1,016,894	984,192	998,323
Total capitalization, excluding AOCI	1,081,260	1,094,718	1,131,894	1,084,192	1,098,323

Accumulated other comprehensive income	172,201	169,560	114,532	185,918	276,122
Total capitalization, including AOCI	$1,253,461	$1,264,278	$1,246,426	$1,270,110	$1,374,445

Common shares outstanding	24,814,581	24,777,925	24,808,176	24,852,306	24,860,675

Book Value per Share:
Excluding AOCI	$39.54	$40.15	$40.99	$39.60	$40.16
Including AOCI	46.48	46.99	45.61	47.08	51.26

Debt-to-Capital Ratio:
Excluding AOCI	9.0%	8.9%	9.9%	8.9%	8.8%
Including AOCI	7.7	7.7	9.0	7.6	7.1

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.5%	4.4%	4.9%	4.5%	4.4%
Including AOCI	3.9	3.8	4.5	3.8	3.5

Class A Common Ownership:
Iowa Farm Bureau Federation	59.5%	59.6%	59.5%	59.4%	59.4%
Public	40.5	40.4	40.5	40.6	40.6
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	June 30,	September 30,	December 31,	March 31,	June 30,
	2015	2015	2015	2016	2016

Investment by Type:
Fixed maturity securities	65.8%	66.0%	65.2%	65.4%	65.1%
Residential mortgage-backed	6.2	6.0	6.0	5.8	5.3
Commercial mortgage-backed	6.9	7.2	7.2	7.3	7.6
Other asset-backed	7.6	7.5	7.6	7.5	8.3
Mortgage loans	9.0	9.0	9.6	9.6	9.3
Equity securities	1.6	1.6	1.6	1.7	1.7
Other	2.9	2.7	2.8	2.7	2.7

Quality of Fixed Maturity Securities:
AAA, AA, A	63.3%	64.4%	65.6%	65.0%	64.8%
BBB	32.6	31.7	30.9	30.7	31.0
BB	2.9	2.8	2.4	2.8	2.8
<BB	1.2	1.1	1.1	1.5	1.4

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,154	1,176	1,188	1,188	1,213
6 life partner states and Colorado	656	662	661	660	659
	1,810	1,838	1,849	1,848	1,872

	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,997)	$(1,554)	$(1,626)	$(1,539)	$(2,508)
Other equity method investments	326	519	330	311	1,062
	(1,671)	(1,035)	(1,296)	(1,228)	(1,446)
Income taxes:
Taxes on equity income (loss)	585	362	454	430	507
Investment tax credits	3,488	3,434	3,433	3,450	3,552
Equity income, net of related income taxes	$2,402	$2,761	$2,591	$2,652	$2,613